Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 Pursuant to U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David Weiner, Chief Executive Officer of SB Partners (the “Partnership”), hereby certify that to the best of my knowledge, the Partnership’s Quarterly Report on Form 10-Q for the period ended June 30, 2011 the “Report” fully complies with the requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: July 27, 2011	By:	/s/ David Weiner
David Weiner
Chief Executive Officer